Stem Announces Minimal Exposure to Silicon Valley Bank

SAN FRANCISCO – March 10, 2023 – Stem, Inc. (“Stem” or the “Company”) (NYSE: STEM), a global leader in artificial intelligence (AI)-driven energy solutions and services, today issued the following statement on Silicon Valley Bank (SVB) in response to investor questions.

While we are continuing to evaluate the situation, we estimate less than 5% of our cash and short-term investments could be impacted by the closure of the bank. We have no credit facilities or other financial relationships with SVB. Stem maintains its cash and short-term investments with a diverse group of large national financial institutions. We do not expect the closure to have any impact on our operations. We will continue to monitor the situation and any impact on Stem or our customers, partners, and suppliers.
About Stem
Stem provides clean energy solutions and services designed to maximize the economic, environmental, and resiliency value of energy assets and portfolios. Stem’s leading AI-driven enterprise software platform, Athena® enables organizations to deploy and unlock value from clean energy assets at scale. Powerful applications, including AlsoEnergy’s PowerTrack, simplify and optimize asset management and connect an ecosystem of owners, developers, assets, and markets. Stem also offers integrated partner solutions to help improve returns across energy projects, including storage, solar, and EV fleet charging. For more information, visit www.stem.com.

Forward-Looking Statements

This press release, as well as other statements we make, contains “forward-looking statements” within the meaning of the federal securities laws, which include any statements that are not historical facts. Such statements often contain words such as “expect,” “may,” “can,” “believe,” “predict,” “plan,” “potential,” “projected,” “projections,” “forecast,” “estimate,” “intend,” “anticipate,” “ambition,” “goal,” “target,” “think,” “should,” “could,” “would,” “will,” “hope,” “see,” “likely,” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain, such as the impact of the Silicon Valley Bank closure on our operations; statements about our financial and performance targets and other forecasts or expectations regarding, or dependent on, our business outlook; the expected benefits of the combined Stem/AlsoEnergy company; our ability to secure sufficient and timely inventory from suppliers; our ability to meet contracted customer demand; our ability to manage supply chain issues and manufacturing or delivery delays; our joint ventures, partnerships and other alliances; forecasts or expectations regarding energy transition and global climate change; reduction of greenhouse gas (“GHG”) emissions; the integration and optimization of energy resources; our business strategies and those of our customers; our ability to retain or upgrade current customers, further penetrate existing markets or expand into new markets; our ability to manage our supply chains and distribution channels and the effects of natural disasters and other events beyond our control; our response to the COVID-19 pandemic and our preparedness for other widespread health emergencies (and government and business responses thereto); the ongoing conflict in Ukraine; the expected benefits of the Inflation Reduction Act of 2022 on our business; and future results of operations, including Adjusted EBITDA. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including but not limited to our inability to secure sufficient and timely inventory from our suppliers, and provide us with contracted quantities of equipment; our inability to meet contracted customer demand; supply chain interruptions and manufacturing or delivery delays; disruptions in sales, production, service or other business activities; general economic, geopolitical and business conditions in key regions of the world, including inflationary pressures, general economic slowdown or a recession, increasing interest rates, and changes in monetary policy; the ongoing effects of the COVID-19 pandemic on our workforce, operations, financial results and cash flows; the ongoing conflict in Ukraine; the results of operations and financial condition of our customers and suppliers; pricing pressure; inflation; weather and seasonal factors; our inability to continue to grow and manage our growth effectively; our inability to attract and retain qualified employees and key personnel; our inability to comply with, and the effect on their businesses of, evolving legal standards and regulations, particularly concerning data protection and consumer privacy and evolving labor standards; risks relating to the development and performance of our energy storage systems and software-enabled services; our inability to retain or upgrade current customers, further penetrate existing markets or expand into new markets; the risk that our business, financial condition and results of operations may be adversely affected by other political, economic, business and competitive factors; and other risks and uncertainties discussed in this release and in our most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC. If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this release regarding our environmental, social, and other sustainability plans and goals are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social, and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. Statements in this earnings press release are made as of the date of this release, and Stem disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events, or otherwise.

Source: Stem, Inc.

Stem Investor Contacts
Ted Durbin, Stem
Marc Silverberg, ICR
IR@stem.com

Stem Media Contacts
Suraya Akbarzad, Stem
press@stem.com

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